UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010 (April 28, 2010)

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Square, Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2010 Annual Shareholders’ Meeting

On April 28, 2010, Capitol Bancorp Ltd. (“Capitol”) held its Annual Shareholders’ Meeting (the “Meeting”).  As of the record date of March 2, 2010, there were a total of 17,544,501 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 13,253,151 shares of common stock (75.54%) were represented in person or by proxy, therefore a quorum was present.  Two proposals were presented and voted on and the preliminary results were reported at the Meeting.  Set forth below are the final results for the proposals.

Proposal One: Election of Directors

The following six Class III directors were elected for a three-year term by the affirmative vote of a majority of the votes cast for and withheld from the election of nominees by the shares of common stock present in person or by proxy and entitled to vote at the Meeting:

Name of Nominee	Number of Votes Cast For	Number of Votes Withheld	Abstentions and Broker Non-Votes
Joseph D. Reid	6,091,980	875,448	6,285,724
Michael L. Kasten	6,531,232	436,196	6,285,724
David L. Becker	6,433,491	533,937	6,285,724
James C. Epolito	6,224,091	743,337	6,285,724
Kathleen A. Gaskin	6,463,640	503,788	6,285,724
Ronald K. Sable	6,554,315	413,113	6,285,724
Total All Directors	38,298,749	3,505,819
% Voted of Average	91.61%	8.39%

Proposal Two: Ratification of the Appointment of BDO Seidman, LLP as the independent auditors for the fiscal year ending December 31, 2010

Number of Votes Cast For: 12,733,337
Number of Votes Against: 446,655
Number of Votes Abstained: 73,159
Number of Broker Non-Votes: Not Applicable

A copy of the press release announcing the voting results is attached as an Exhibit to this report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2010, Lawrence Connell was elected to the board of directors of Capitol.  Mr. Connell will serve as vice chairman of the board.

A copy of the press release announcing Mr. Connell’s election is attached as an Exhibit to this report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2010, Capitol accepted the resignation of Richard Henderson, a member of the Board of Directors.  Mr. Henderson has retired from his service as a member of the Board of Directors, a position he has held with Capitol since 2006.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1  Press Release of Capitol Bancorp Limited dated April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LIMITED

Date: April 30, 2010	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 30, 2010